EXHIBIT 22.01

              SUBSIDIARIES OF PARK ELECTROCHEMICAL CORP.



      The following table lists Park's subsidiaries and the jurisdiction in which each such subsidiary is organized.




                                                  Jurisdiction of
                Name                               Incorporation

     Dielectric Polymers, Inc.                   Massachusetts
     FiberCote Industries, Inc.                  Connecticut
     Grand Rapids Die Casting Corp.              Michigan
     Metclad S.A.                                France
     Nelco International Corporation             Delaware
     Nelco GmbH                                  West Germany
     Nelco Products, Inc.                        Delaware
     Nelco Products Pte. Ltd.                    Singapore
     Nelco S.A.                                  France
     Nelco Technology, Inc.                      Arizona
     Neltec, Inc.                                Delaware
     Neluk, Inc.                                 Delaware
     New England Laminates Co., Inc.             New York
     New England Laminates (U.K.) Ltd.           England
     Park Advanced Product Development Corp.     New York
     Technocharge Limited                        England
     Zin-Plas Corporation                        Michigan
     Zin-Plas of Canada, Inc.                    Canada
     Zin-Plas Marketing and Business
      Development Corporation                    Michigan







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